Exhibit 99.1

Bionano Announces Leadership Transition

SAN DIEGO, May 6, 2026 (GLOBE NEWSWIRE) - Bionano Genomics, Inc. (Nasdaq: BNGO) today announced that Al Luderer, Ph.D., chairman of Bionano’s Board of Directors, has been appointed interim president and chief executive officer, effective May 5, 2026. Dr. Luderer will continue to serve as chairman, and director Chris Twomey will serve as Lead Independent Director. He succeeds Erik Holmlin, PhD, who is staying on as an advisor. The company anticipates a seamless transition without business disruption.

Dr. Luderer brings both deep industry experience and knowledge of Bionano having served on its Board of Directors since November 2011 and served as Chairman of its Board of Directors since June 2024. Dr. Luderer has three decades of experience in biotechnology, with special focuses on technology, business development and commercialization. Dr. Luderer previously served as CEO of Indi Molecular, president and CEO of BioTrove, CEO of Light Sciences and president and COO of bioMérieux, Inc.

"I am honored to step into this role and deeply committed to Bionano's mission and the long-term opportunity we are pursuing,” said Dr. Luderer, interim president and chief executive officer of Bionano. “Having worked closely with this team as Chairman, I have a clear view of both the strengths of this organization and the work ahead. I look forward to working alongside our talented employees, partners, and shareholders to maintain momentum and position Bionano well for its next chapter of growth, and look forward to working with the Board on identifying our next CEO. I also want to thank Erik for his contributions and dedication to Bionano.”

"Al brings an extraordinary combination of deep industry expertise and intimate knowledge of Bionano, having been a trusted member of our Board for more than a decade and serving as Chairman since 2024. His three decades of experience leading biotechnology and life sciences companies - from early-stage technology development through commercialization - make him exceptionally well-suited to lead Bionano through this transition. The Board has full confidence in Al’s ability to provide strong and steady leadership as we conduct a thorough search for our next permanent Chief Executive Officer," said Mr. Twomey.

About Bionano Genomics

Bionano is a provider of genome analysis solutions that can enable researchers and clinicians to reveal answers to challenging questions in biology and medicine. The Company’s mission is to transform the way the world sees the genome through optical genome mapping (OGM) solutions, diagnostic services and software. The Company offers OGM solutions for applications across basic, translational and clinical research. The Company also offers an industry-leading, platform-agnostic genome analysis software solution, and nucleic acid extraction and purification solutions using proprietary isotachophoresis (ITP) technology. Through its Lineagen, Inc. d/b/a Bionano Laboratories business, the Company also offers OGM-based diagnostic testing services.

For more information, visit www.bionano.com or www.bionanolaboratories.com.

Bionano’s products are for research use only and not for use in diagnostic procedures.

Forward-Looking Statements of Bionano Genomics

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our expectations regarding market adoption of our products; our commercial prospects and future financial and operating results; and our ability to meet our stated goals and commercial opportunities. Each of these forward-looking statements involves risks and uncertainties. Accordingly, investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There are a number of important factors that could cause the actual results to differ materially from those expressed in any forward-looking statement made by us. These factors include, but are not limited to: our ability to continue as a going concern within 12 months of filing our Annual Report on Form 10-K for the year ended December 31, 2025, which requires us to manage costs and obtain significant additional financing to fund our strategic plans and commercialization efforts; our ability to execute on our strategy and achieve our objectives; the impact and utility of our cost savings initiative and our recent financing; our ability to continue to drive OGM (as defined above) adoption by potential customers for routine use in genomic analysis; the impact, or lack thereof, of Category I CPT codes to accelerate or increase the adoption of OGM; continued research, presentations and publications involving OGM and its utility compared to traditional cytogenetics and our technologies; the impact of our Stratys™ system and VIA™ software to increase throughput and simplify analysis of OGM data; our ability to drive adoption of OGM and our technology solutions; our ability to further deploy new products and applications for our technology platforms; our expectations and beliefs regarding future growth of the business and the markets in which we operate; our ability to consummate any strategic alternatives including the risk that if we fail to obtain additional financing we may seek relief under applicable insolvency laws; the size and growth potential of the markets for our products, and our ability to serve those markets; the rate and degree of market acceptance of our products; our ability to manage the growth of our business and integrate acquired businesses; our ability to expand our commercial organization to address effectively existing and new markets that we intend to target; the impact from future regulatory, judicial, and legislative changes or developments in the U.S. and foreign countries; our ability to compete effectively in a competitive industry; the introduction of competitive technologies or improvements in existing technologies and the success of any such technologies; the performance of our third-party contract sales organizations, suppliers and manufacturers; our ability to attract and retain key scientific or management personnel; the accuracy of our estimates regarding expenses, future revenues, reimbursement rates, capital requirements and needs for additional financing; the impact of adverse geopolitical and macroeconomic developments, such as recent and future bank failures, the ongoing conflicts between Ukraine and Russia and in the Middle East, and related sanctions, regional or global pandemics, inflation, tariffs, increased cost of goods, supply chain issues, and global financial market conditions on our business and operations, as well as the business or operations of our suppliers, customers, manufacturers, research partners and other third parties with whom we conduct business and our expectations with respect to the duration of such impacts and the resulting effects on our business; our ability to realize the anticipated benefits and synergies of our prior and any future acquisitions or other strategic transactions; our ability to attract collaborators and strategic partnerships; and the risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Reports on Form 10-Q and in other filings subsequently made by us with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as may be required by law.

CONTACT

Investor Relations:

Webb Campbell

Gilmartin Group

+1 (415) 520-5817